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Exhibit 3.15

[LOGO]	Industry Canada	Industrie Canada	FORM 1	FORMULE 1
			ARTICLES OF INCORPORATION	STATUTS CONSTITUTIFS
	Canada Business	Loi canadienne sur les	(SECTION 6)	(ARTICLE 6)
	Corporations Act	sociétés par actions

1—Name of the Corporation	Dénomination sociale de la société
GESTION 127 INC.

2—The province or territory in Canada where the registered office is situated	La province ou le territoire au Canada où est situé le siège social
Cap-de-la-Madeleine (Québec)

3—The classes and any maximum number of shares that the corporation is authorized to issue	Catégories et tout nombre maximal d'actions que la société est autorisée à émettre

The Corporation is authorized to issue an unlimited number of Class A Shares and Class B Shares. The Class A Shares shall entitle their holder to vote at all meetings of shareholders, except those where only the holders of certain classes of shares are entitled to vote. Subject to the provisions of the Canada Business Corporations Act, the holders of Class B Shares shall have no right to vote. All holders of Class A and Class B Shares shall share in the remaining property of the Corporation.

4—Restrictions, if any, on share transfers	Restrictions sur le transfert des actions, s'il y a lieu
No shares of the share capital of the Corporation shall be transferred without the consent of the majority of the directors of the Corporation.

5—Number (or minimum and maximum number) of directors	Nombre (ou nombre minimal et maximal) d'administrateurs
Minimum 1 Maximum 3

6—Restrictions, if any, on business the corporation may carry on	Limites imposées à l'activité commerciale de la société, s'il y a lieu
Nil

7—Other provisions, if any	Autres dispositions, s'il y a lieu
N/A

8—Incorporators—Fondateurs

Name(s) — Nom(s)	Address (including postal code) Adresse (inclure le code postal)	Signature

Jacques Paradis	47 De Bercy Candiac, Québec

Robert L. Papineau	20 Rue Hayes Ste-Marthe-du-Cap, Québec G8T 7V7

Yves Therrien	127 Mère Gamelin Cap-de-la-Madeleine, Québec

FOR DEPARTMANTAL USE ONLY—À L'USAGE DU MINISTÈRE SEULEMENT Corporation No. — No de la société		Filed—Déposée
Canada [LOGO]

IC 3419 (2001/11)
 DAB MULTIMEDIA

[LOGO]	Industry Canada	Industrie Canada	FORM 4	FORMULE 4
			ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
	Canada Business	Loi canadienne sur	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)
	Corporations Act	les sociétés par actions

1—Name of the Corporation—Dénomination sociale de la société	2—Corporation No. — No de la société
CASCADES ENVIROPAC	103705-6

3—The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:
Section 3 of the Articles of Incorporation is amended as follows:

By amending the description of the Class "A" shares and the description of the Class "B" shares and by creating an unlimited number of Class "C" shares, such that the Class "A" shares, Class "B" shares and Class "C" shares have the rights, privileges, conditions and restrictions described in Schedule "A" attached to this form to form an integral part thereof, which repeals and replaces the Schedule "A" attached to the Articles of Amendment issued on February 8, 1995.

Date	Signature	4—Capacity of—En qualité de
28/01/98	(sgd) Mario Plourde	President

FOR DEPARTMENTAL USE ONLY — À L'USAGE DU MINISTÈRE SEULEMENT
Filed — Déposée FEB. 4, 1998

[LOGO]	Industry Canada	Industrie Canada	FORM 4	FORMULE 4
			ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
	Canada Business	Loi canadienne sur	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)
	Corporations Act	les sociétés par actions

1—Name of the Corporation—Dénomination sociale de la société	2—Corporation No. — No de la société
GESTION 127 INC	103705

3—The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:
Section 1 of the Articles of Incorporation of the Corporation is amended to provide that the name of the Corporation shall be: CASCADES ENVIROPAC INC.

Section 2 of the Articles of Incorporation of the Corporation is amended to provide that the place in Canada where the head office of the Corporation shall be located is: BERTHIERVILLE, Province of Québec.
Section 3 of the Articles of Incorporation of the Corporation is amended as follows:

The share capital of the Corporation shall consist of an unlimited number of Class "A" shares and Class "B" shares subject respectively to the rights, privileges and restrictions described in Schedule "A" attached to this form to form an integral part hereof.
Section 5 of the Articles of Incorporation of the Corporation is amended to provide that the authorized number of directors shall be: Minimum: 1 Maximum: 10

Date	Signature	4—Capacity of—En qualité de
94.01.09	Yves Therrien	Director

FOR DEPARTMENTAL USE ONLY—À L'USAGE DU MINISTÈRE SEULEMENT
FILED—DÉPOSÉE FEB. 10, 1995

[LOGO]	Industry Canada	Industrie Canada	FORM 4	FORMULE 4
			ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
	Canada Business	Loi canadienne sur	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)
	Corporations Act	les sociétés par actions

1—Name of the Corporation—Dénomination sociale de la société	2—Corporation No. — No de la société
CASCADES ENVIROPAC INC.	1037056

3—The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

Section 7 of the Articles of Incorporation of the Corporation entitled Other Provisions is hereby amended by inserting the following:

1.
The number of shareholders of the Corporation is limited to fifty (50), which number shall not include, however, persons presently or formerly employed by the Corporation or one of its subsidiaries, two (2) or more persons who jointly hold one (1) or more shares being counted as a single shareholder.

2.
All public offerings are prohibited.

Date	Signature	4—Capacity of—En qualité de
January 31, 2003	(sgd) Laurent Lemaire	Director

For Departmental Use Only À l'usage du ministère seulement	Printed Name — Nom en lettres moulées
Filed Déposé FEB. 05, 2003	Laurent Lemaire	Canada [LOGO]

IC 3069 (2001/11)

DAB MULTIMÉDIA

SCHEDULE "A"

1.1.    CLASS "A" SHARES

        1.01    Voting

          The Class "A" shares shall confer on their holders the right to receive notice of, attend and vote at all meetings of the shareholders of the Corporation. At such meetings and for the purpose of electing the directors and adopting any resolutions within their jurisdiction, the holders of Class "A" shares shall be entitled to one vote per share held by them.

        1.02    Participating

          In the event of the liquidation, voluntary or involuntary, and/or dissolution of the Corporation, the holders of Class "A" shares shall be entitled to participate in the distribution of the remaining property of the Corporation.

        1.03    Dividends

          If, during one of the Corporation's fiscal years, after having provided for preferential dividends on the Class "B" and "C" shares, there are still profits or surpluses remaining available for the purpose of dividends, the holders of Class "A" shares shall then receive such dividends, to the exclusion of the other classes of shares, as may be determined by the directors in their discretion.

        1.04    Return of Capital

          Subject to the prior right of payment of the holders of Class "B" and "C" shares and in the event of the liquidation, voluntary or involuntary, and/or dissolution of the Corporation or a distribution of its assets for any reason whatsoever, the holders of Class "A" shares shall be entitled to receive, as reimbursement, an amount equivalent to the paid-up capital on the Class "A" shares respectively held by them, plus any dividends then declared thereon and remaining unpaid.

        1.05    Right of Redemption

          Subject to any provisions to the contrary contained in a unanimous shareholders' agreement, where the holders of Class "A" shares are free to grant a right of redemption of the shares of this class pursuant to the terms, conditions and procedures upon which they may agree in the said agreement, the Corporation shall have no right of redemption over the Class "A" shares.

          In such event, if the said agreement does not contain any such provisions, the redemption procedure described in section 4.00 of this schedule shall apply in all respects.

        1.06    No Series

          At no time shall the Class "A"shares be issued in series.

        1.07    Right to Vote

          Other than the approvals required by the Canada Business Corporations Act (the "Act"), and so long as any Class "A" shares remain outstanding, the Corporation shall not, without the prior approval of the holders of Class "A" shares:

    a)
    Create new classes of shares having priority over or ranking pari passu with the Class "A" shares;

    b)
    Amend, directly or indirectly, the rights, privileges, conditions and restrictions attaching to the Class "A" shares, as described in this Schedule;

    c)
    Proceed with its own liquidation and/or dissolution, or make a reduction in its capital resulting in a distribution of its assets in favour of holders of shares of the other classes of its share capital.

            The above-mentioned approval by the holders of Class "A" shares shall be validly given if the holders of at least two-thirds (2/3) of the value of the Class "A" shares then outstanding ratify a resolution in this regard at a shareholders' meeting specifically called for such purpose.

        1.08    No Guarantee

          The Class "A" shares shall not confer on their holders any guarantee of return on paid-up capital or reimbursement thereof.

        1.09    Preemptive Right

          Subject to any provisions to the contrary contained in a unanimous shareholders' agreement, the holders of Class "A" shares shall each be entitled to subscribe for a number of shares that is proportionate to their respective shareholdings of such class, in the event of a new issue of Class "A" shares following the initial issue, so as to maintain the proportion of their holding as it exists on such date.

          For such purpose, the Secretary of the Corporation shall send the holders of Class "A" shares a written notice to the effect that the Board of Directors has declared a share issue for this class.

          The above-mentioned notice shall be sent by registered mail to all holders of Class "A" shares; the said notice shall specify the date on which the issue was ordered by the Board of Directors, the number of Class "A" shares issued and their issue value.

          The holders of Class "A" shares shall then have a period of ten (10) days as of the date of receipt of the said notice to exercise their preemptive right.

          If a holder of the said Class "A" shares should neglect or expressly refuse to exercise his preemptive right within the allotted time, his right shall then accrue to the other holders of shares of the said class, who shall have an additional period of five (5) days in this regard.

        1.10    No Par Value

          The Class "A" shares shall be without par value.

2.    CLASS "B" SHARES

        2.01    Non-Voting

          Subject to the Act, the holders of Class "B" shares shall not, as such, be entitled to vote, either to elect the directors or for any other administrative purpose of the Corporation. Moreover, they shall not be entitled to receive notice of or attend meetings of the shareholders of the Corporation.

        2.02    Non-Participating

          Except for the right to dividends and the right to preferential reimbursement expressly provided in sections 2.03 and 2.04 of this Schedule, the holders of Class "B" shares shall not be entitled to any additional participation in the profits or assets of the Corporation.

        2.03    Dividends

          The holders of Class "B" shares shall be entitled to receive annually, at the discretion of the Board of Directors, before any dividend may be declared or paid on the Class A shares but after a dividend is declared or paid on the Class "C" shares or any funds are allotted therefor, out of the profits or surplus available for the purpose of dividends, a non-cumulative dividend at an annual rate (the "Rate") equivalent to the Bank of Canada discount rate in effect at the beginning of the fiscal year in which the said dividend is declared, plus two percent (2%), which Rate shall not however exceed fifteen percent (15%), calculated on the issue value of the shares of this class, as defined in section 2.05 of this Schedule.

          The holders of Class "B" shares shall not be entitled to any dividends other than that provided for in the preceding paragraph.

        2.04    Return of Capital

          In the event of the liquidation, voluntary or involuntary, and/or dissolution of the Corporation or a distribution of its assets for any reason whatsoever, the holders of Class

  "B" shares shall be entitled to receive, before the holders of Class A shares but subsequent to the holders of Class "C" shares, an amount equivalent to the paid-up capital on the Class "B" shares respectively held by them, plus any dividends then declared thereon and remaining unpaid.

          For the purposes of the preceding paragraph, the amount equivalent to the difference between the issue value and the paid-up capital on the Class "B" shares shall be deemed to constitute a dividend declared by the Corporation on the shares of the said class and remaining unpaid as at the date of reimbursement, in accordance with the Act.

        2.05    Right of Redemption

          Subject to the Act, the Class "B" shares shall be redeemable, at the option of the Corporation or their holder, subject to payment of an amount equivalent to their issue value plus any dividends then declared thereon and remaining unpaid.

          If the consideration is other than monetary, the Board of Directors shall determine, by resolution, the fair market value of such consideration, which may be used, as of such date, as the basis for determining the issue value of each new share of this class to be issued.

          The decision of the Board of Directors shall be final and binding on the Corporation and the shareholders, subject to the following provisions.

          If any government authority having jurisdiction in taxation matters should reassess the fair market value of the consideration received by the Corporation, in exchange for which one or more Class "B" shares were issued, the issue value of the said shares shall thereupon be adjusted accordingly and duly corrected in the declared and paid-up capital account of the Corporation, subject to the rights of any interested parties to contest such reassessment before the courts of competent jurisdiction.

          In the event of a discrepancy between the federal and provincial assessments, the adjusted issue value for purposes of this section shall be the lesser of the amounts established following an uncontested assessment pursuant to a settlement or final judgment, if any.

          If, prior to the establishment of the adjusted issue value, there has been a redemption of one or more Class "B" shares, the Corporation shall pay to the holder of the shares redeemed an amount equivalent to the difference between the adjusted issue value and the original issue value. Conversely, the holder of the shares redeemed shall, where applicable, reimburse any amount that he may have collected over and above the adjusted issue value.

          In its resolution ordering the redemption, the Board of Directors shall determine the procedure it intends to follow for such purpose, failing which the procedure described in section 4.00 of this Schedule shall apply in all respects.

        2.06    No Guarantee

          The Class "B" shares shall not confer on their holders any guarantee of return on paid-up capital or reimbursement thereof.

        2.07    No Preemptive Right

          The holders of Class "B" shares shall not have any preemptive right in the event of a new issue of Class "B" shares.

        2.08    No Par Value

          The Class "B" shares shall be without par value.

3.    CLASS "C" SHARES

        3.01    Non-Voting

          Subject to the Act, the holders of Class "C" shares shall not, as such, be entitled to vote, either to elect the directors or for any other administrative purpose of the Corporation. Moreover, they shall not be entitled to receive notice of, attend or vote at meetings of the shareholders of the Corporation.

        3.02    Non-Participating

          Except for the right to preferential reimbursement expressly provided for in section 3.04 of this Schedule, the holders of Class "C" shares shall not be entitled to any additional participation in the profits or assets of the Corporation.

        3.03    Dividends

          The holders of Class "C" shares shall not be entitled to receive any dividends, except for the deemed dividend provided for in section 3.04 of this Schedule.

        3.04    Return of Capital

          In the event of the liquidation, voluntary or involuntary, and/or dissolution of the Corporation or a distribution of its assets for any reason whatsoever, the holders of Class "C" shares shall be entitled to receive, before the holders of Class A shares and the holders of Class "B" shares, an amount equivalent to the paid-up capital on the Class "C" shares respectively held by them, plus any dividends then declared thereon and remaining unpaid.

          For the purposes of the preceding paragraph, the amount equivalent to the difference between the issue value and the paid-up capital on the Class "C" shares shall be deemed to constitute a dividend declared by the Corporation on the shares of the said class and remaining unpaid as at the date of reimbursement, in accordance with the Act.

        3.05    Right of Redemption

          Subject to the Act, the Class "C" shares shall be redeemable, at the option of the Corporation or their holder, subject to payment of an amount equivalent to their issue value plus any dividend then declared thereon and remaining unpaid.

          If the consideration is other than monetary, the Board of Directors shall determine, by resolution, the fair market value of such consideration, which may be used, as of such date, as the basis for determining the issue value of each new share of this class to be issued.

          The decision of the Board of Directors shall be final and binding on the Corporation and the shareholder, subject to the following provisions.

          If any government authority having jurisdiction in taxation matters should reassess the fair market value of the consideration received by the Corporation, in exchange for which one or more Class "C" shares were issued, the issue value of the said shares shall thereupon be adjusted accordingly and duly corrected in the declared and paid-up capital account of the Corporation, subject to the rights of any interested parties to contest such reassessment before the courts of competent jurisdiction.

          In the event of a discrepancy between the federal and provincial assessments, the adjusted issue value for purposes of this section shall be the lesser of the amounts established following an uncontested assessment pursuant to a settlement or final judgment, if any.

          If, prior to the establishment of the adjusted issue value, there has been a redemption of one or more Class "C" shares, the Corporation shall pay to the holder of the shares redeemed an amount equivalent to the difference between the adjusted issue value and the original issue value. Conversely, the holder of the shares redeemed shall, where applicable, reimburse any amount that he may have collected over and above the adjusted issue value.

          In its resolution ordering the redemption, the Board of Directors shall determine the procedure it intends to follow for such purpose, failing which the procedure described in section 4.00 of this Schedule shall apply in all respects.

        3.06    No Guarantee

          The Class "C" shares shall not confer on their holders any guarantee of return on paid-up capital or reimbursement thereof.

        3.07    No Preemptive Right

          The holders of Class "C" shares shall not have any preemptive right in the event of a new issue of Class "C" shares.

        3.08    No Par Value

          The Class "C" shares shall be without par value.

        3.09    Right to Vote

          In addition to the approvals required by the Act and so long any Class "C" shares shall remain outstanding, the Corporation shall not, without the prior approval of the holders of Class "C" shares:

    a)
    Create new classes of shares having priority over or ranking pari passu with the Class "C" shares;

    b)
    Amend, directly or indirectly, the rights, privileges, conditions and restrictions attaching to the Class "C" shares, as described in this Schedule;

    c)
    Proceed with its own liquidation and/or dissolution, or make a reduction in its capital resulting in a distribution of its assets in favour of holders of shares of the other classes of its share capital.

            The above-mentioned approval by the holders of Class "C" shares shall be validly given if the holders of at least two-thirds (2/3) of the value of the Class "C" shares then outstanding ratify a resolution in this regard at a shareholders' meeting specifically called for such purpose.

4.    PROCEDURE FOR REDEMPTION

        4.01    Notice

          The Secretary of the Corporation shall give each holder of shares subject to redemption (hereinafter the "Shares") as ordered by the Board of Directors at least ten (10) days' notice prior to the date set for the redemption, specifying the place and method of payment of the price and, if only part of the Shares held by the addressee is to be redeemed, the number of Shares held by him that are subject to the redemption. The notice shall be sent by registered mail, postage paid, to the address of the holder of the said Shares appearing in the books of the Corporation or, failing same, to the holder's last known address.

        4.02    Surrender

          On the date set for the redemption or on any prior date, the Corporation shall deposit, at the place specified in the notice, an amount equivalent to the redemption price, which shall be available upon surrender of the certificates representing the Shares to be redeemed. If only part of the Shares represented by the certificates so surrendered is to be redeemed, the said amount shall be accompanied by a new certificate representing the unredeemed Shares.

          As of the date set for redemption, the rights attaching to the Shares to be redeemed shall be terminated, unless the Corporation has failed to pay the redemption price for the Shares pursuant to the foregoing provisions, in which case the rights of the holders of such Shares shall remain unimpaired.

        4.03    Failure to Surrender

          In the event that the designated holders should fail to surrender the certificates representing the Shares to be redeemed in accordance with the foregoing provisions, the Corporation shall be entitled to deposit the redemption price for the said Shares in a special account with a Canadian chartered bank or trust company, of which the registered holders shall be notified, and the redemption price so deposited shall be paid to the said holders without interest, upon surrender of the certificates representing the said Shares to the bank or trust company. After the deposit, the Shares shall be deemed to have been redeemed and the rights of their holders shall be limited to receiving from the depository the redemption price for the Shares, without interest, upon surrender of the relevant certificates.

        4.04    Partial Redemption

          If partial, the redemption shall be made among the holders of all the Shares, in proportion to the Shares then held by each holder, without taking into account fractional shares.

        4.05    Redemption at the Option of the Holder

          If one or more registered holders require that their Shares be redeemed pursuant to the rights granted under sections 2.05 and 3.05 of this Schedule, the procedure for such a redemption shall be as follows:

    a)
    Upon receipt of written notice from a shareholder sent by registered mail and requesting that the Corporation redeem his Shares, the Secretary of the Corporation shall promptly notify the Board of Directors which shall, within ten (10) days from receipt of such notice, confirm whether or not the Shares shall be redeemed;

    b)
    The notice requesting the redemption shall be accompanied by the certificate(s) representing the Shares to be redeemed;

    c)
    Where applicable and subject to any provisions to the contrary contained in a unanimous shareholders' agreement, the redemption price for the Shares shall be payable no later than ninety (90) days after receipt of the redemption notice;

    d)
    Any share redemption made at the request of a shareholder shall be considered to be an individual right granted to each holder of Shares that are specified as being redeemable at the option of their holder, and the Board of Directors shall therefore be released from the obligations provided for in section 4.04 of this Schedule.

SCHEDULE "A"

DESCRIPTION OF SHARE CAPITAL

        The Corporation is authorized to issue an unlimited number of Class "A" shares and Class "B" shares subject respectively to the following rights, privileges, conditions and restrictions:

1.    CLASS "A" SHARES

        1.01    Voting

          The Class "A" shares shall confer on their holders the right to receive notice of, attend and vote at all meetings of the shareholders of the Corporation. At such meetings and for the purpose of electing the directors and adopting any resolutions within their jurisdiction, the holders of Class "A" shares shall be entitled to one vote per share held by them.

        1.02    Participating

          In the event of the liquidation, voluntary or involuntary, and/or dissolution of the Corporation, the holders of Class "A" shares shall be entitled to participate in the distribution of the remaining property of the Corporation.

        1.03    Dividends

          If, during one of the Corporation's fiscal years, after having provided for the preferential dividends on the Class "B" shares, there are still profits or surpluses remaining available for the purpose of dividends, the holders of Class "A" shares shall then receive such dividends, to the exclusion of the other classes of shares, as may be determined by the directors in their discretion.

        1.04    Return of Capital

          Subject to the right to preferential reimbursement of the holders of Class "B" shares in the event of the liquidation, voluntary or involuntary, and/or dissolution of the Corporation or a distribution of its assets for any reason whatsoever, the holders of Class "A" shares shall be entitled to receive, as reimbursement, an amount equivalent to the paid-up capital on the Class "A" shares respectively held by them, plus any dividends then declared thereon and remaining unpaid.

        1.05    Right of Redemption

          Subject to any provisions to the contrary contained in a unanimous shareholders' agreement, where the holders of Class "A" shares are free to grant a right of redemption of the shares of this class pursuant to the terms, conditions and procedures upon which they may agree in the said agreement, the Corporation shall have no right of redemption over the Class "A" shares.

          In such event, if the said agreement does not contain any such provisions, the redemption procedure described in section 3.00 of this Schedule shall apply in all respects.

        1.06    No Series

          At no time shall the Class "A" shares be issued in series.

        1.07    Right to Vote

          In addition to the approvals required by the Canada Business Corporations Act (the "Act"), and so long as any Class "A" shares remain outstanding, the Corporation shall not, without the prior approval of the holders of Class "A" shares:

    —
    Create new classes of shares having priority over or ranking pari passu with the Class "A" shares;

    —
    Amend, directly or indirectly, the rights, privileges, conditions and restrictions attaching to the Class "A" shares, as described in this Schedule;

    —
    Proceed with its own liquidation and/or dissolution, or make a reduction in its capital resulting in a distribution of its assets in favour of holders of shares of the other classes of its share capital.

            The above-mentioned approval by the holders of Class "A" shares shall be validly given if the holders of at least two-thirds (2/3) of the value of the Class "A" shares then outstanding ratify a resolution in this regard at a shareholders' meeting specifically called for such purpose.

        1.08    No Guarantee

          The Class "A" shares shall not confer on their holders any guarantee of return on paid-up capital or reimbursement thereof.

        1.09    Preemptive Right

          Subject to any provisions to the contrary contained in a unanimous shareholders' agreement, the holders of Class "A" shares shall each be entitled to subscribe for a number of shares that is proportionate to their respective shareholdings of such class, in the event of a new issue of Class "A" shares following the initial issue, so as to maintain the proportion of their holding as it exists on such date.

2

          For such purpose, the Secretary of the Corporation shall send the holders of Class "A" shares a written notice to the effect that the Board of Directors has declared a share issue for this class.

          The above-mentioned notice shall be sent by registered mail to all the holders of Class "A" shares; the said notice shall specify the date on which the issue was ordered by the Board of Directors, the number of Class "A" shares issued and their issue value.

          The holders of Class "A" shares shall then have a period of ten (10) days as of the date of receipt of the said notice to exercise their preemptive right.

          If a holder of the said Class "A" shares should neglect or expressly refuse to exercise his preemptive right within the allotted time, his right shall then accrue to the other holders of shares of such class, who shall have an additional period of five (5) days in this regard.

        1.10    No Par Value

          The Class "A" shares shall be without par value.

2.    CLASS "B" SHARES

        2.01    Non-Voting

          Subject to the Act, the holders of Class "B" shares shall not, as such, be entitled to vote, either to elect the directors or for any other administrative purpose of the Corporation. Moreover, they shall not be entitled to receive notice of, attend or vote at meetings of the shareholders of the Corporation.

        2.02    Non-Participating

          Except for the right to dividends and the right to preferential reimbursement expressly provided in sections 2.03 and 2.04 of this Schedule, the holders of Class "B" shares shall not be entitled to any additional participation in the profits or assets of the Corporation.

        2.03    Dividends

          The holders of Class "B" shares shall be entitled to receive annually, at the discretion of the Board of Directors, before any dividend may be declared or paid on the Class "A" shares or any funds are allotted therefor, out of the profits or surplus available for the purpose of dividends, a cumulative dividend at an annual rate (the "Rate") equivalent to the Bank of Canada discount rate in effect at the beginning of the fiscal year in which the said dividend is declared, plus two percent (2%), which Rate shall not however exceed fifteen percent (15%), calculated on the issue value of the shares of this class, as defined in section 2.05 of this Schedule.

3

          The holders of Class "B" shares shall not be entitled to any dividend other than that provided for in the preceding paragraph.

        2.04    Return of Capital

          In the event of the liquidation, voluntary or involuntary, and/or dissolution of the Corporation or a distribution of its assets for any reason whatsoever, the holders of Class "B" shares shall be entitled to receive, before the holders of Class "A" shares, an amount equivalent to the paid-up capital on the Class "B" shares respectively held by them, plus any dividend then declared thereon and remaining unpaid.

          For the purposes of the preceding paragraph, the amount equivalent to the difference between the issue value and the paid-up capital on the Class "B" shares shall be deemed to constitute a dividend declared by the Corporation on the shares of the said Class "A"nd remaining unpaid as at the date of reimbursement, in accordance with the Act.

        2.05    Right of Redemption

          Subject to the Act, the Class "B" shares shall be redeemable as of the seventh (7th) anniversary of the issue date, at the option of the Corporation or their holder, subject to payment of an amount equivalent to their issue value plus any dividends then declared thereon and remaining unpaid.

          If the consideration is other than monetary, the Board of Directors shall determine, by resolution, the fair market value of such consideration, which may be used, as of such date, as the basis for determining the issue value of each new share of this class to be issued.

          The decision of the Board of Directors shall be final and binding on the Corporation and the shareholders, subject to the following provisions.

          If any government authority having jurisdiction in taxation matters should reassess the fair market value of the consideration received by the Corporation, in exchange for which one or more Class "B" shares were issued, the issue value of the said shares shall thereupon be adjusted accordingly and duly corrected in the declared and paid-up capital account of the Corporation, subject to the rights of any interested parties to contest such reassessment before the courts of competent jurisdiction.

          In the event of a discrepancy between the federal and provincial assessments, the adjusted issue value for purposes of this section shall be the lesser of the amounts established following an uncontested assessment pursuant to a settlement or final judgment, if any.

          If, prior to the establishment of the adjusted issue value, there has been a redemption of one or more Class "B" shares, the Corporation shall pay to the holder of the shares redeemed an amount equivalent to the difference between the adjusted issue value and

4

  the original issue value. Conversely, the holder of the shares redeemed shall, where applicable, reimburse any amount that he may have collected over and above the adjusted issue value.

          In its resolution ordering the redemption, the Board of Directors shall determine the procedure it intends to follow for such purpose, failing which the procedure described in section 3.00 of this Schedule shall apply in all respects.

        2.06    No Guarantee

          The Class "B" shares shall not confer on their holders any guarantee of return on paid-up capital or reimbursement thereof.

        2.07    No Preemptive Right

          The holders of Class "B" shares shall not have any preemptive right in the event of a new issue of Class "B" shares.

        2.08    No Par Value

          The Class "B" shares shall be without par value.

3.    PROCEDURE FOR REDEMPTION

        3.01    Notice

          The Secretary of the Corporation shall give each holder of Class "B" shares subject to redemption (hereinafter the "Shares") as ordered by the Board of Directors at least ten (10) days' notice prior to the date set for the redemption, specifying the place and method of payment of the price and, if only part of the Shares held by the addressee is being redeemed, the number of Shares held by him that are subject to the redemption. The notice shall be sent by registered mail, postage paid, to the address of the holder of the said Shares appearing in the books of the Corporation or, failing same, to the holder's last known address.

        3.02    Surrender

          On the date set for the redemption or on any prior date, the Corporation shall deposit, at the place specified in the notice, an amount equivalent to the redemption price, which shall be available upon surrender of the certificates representing the Shares to be redeemed. If only part of the Shares represented by the certificates so surrendered is redeemed, the said amount shall be accompanied by a new certificate representing the unredeemed Shares.

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          As of the date set for redemption, the rights attaching to the Shares being redeemed shall be terminated, unless the Corporation has failed to pay the redemption price for the Shares pursuant to the foregoing provisions, in which case the rights of the holders of such Shares shall remain unimpaired.

        3.03    Failure to Surrender

          In the event that the designated holders should fail to surrender the certificates representing the redeemed Shares in accordance with the foregoing provisions, the Corporation shall be entitled to deposit the redemption price for the said Shares in a special account with a Canadian chartered bank or trust company, of which the registered holders shall be notified, and the redemption price so deposited shall be paid to the said holders without interest, upon surrender of the certificates representing the said Shares to the bank or trust company. After the deposit, the Shares shall be deemed to have been redeemed and the rights of their holders shall be limited to receiving from the depository the redemption price for the Shares, without interest, upon surrender of the relevant certificates.

        3.04    Partial Redemption

          If partial, the redemption shall be made at random, in a manner to be determined by the Board of Directors, or, at the option of the Board of Directors, it shall be made among the holders of all the Shares, in proportion to the Shares then held by each holder, without taking into account fractional Shares.

        3.05    Redemption at the Option of the Holder

          If one or more registered holders require that their Shares be redeemed pursuant to the rights granted under section 2.06 of this Schedule, the procedure for such a redemption shall be as follows:

    a)
    Upon receipt of written notice from a shareholder (sent by registered mail) and requesting that the Corporation redeem his Shares, the Secretary of the Corporation shall promptly notify the Board of Directors which shall, within ten (10) days from receipt of such notice, confirm whether or not the Shares shall be redeemed;

    b)
    The notice requesting the redemption shall be accompanied by the certificate(s) representing the Shares to be redeemed;

    c)
    Where applicable and subject to any provisions to the contrary contained in a unanimous shareholders' agreement, the redemption price for the Shares shall be payable no later than ninety (90) days after receipt of the redemption notice;

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    d)
    Any share redemption made at the request of a shareholder shall be considered to be an individual right granted to each holder of Shares that are specified as being redeemable at the option of their holder, and the Board of Directors shall therefore be released from the obligations provided for in section 3.04 of this Schedule.

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  Exhibit 3.15
SCHEDULE "A"
SCHEDULE "A" DESCRIPTION OF SHARE CAPITAL